AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 dated as of April 28, 2024 (this “Amendment”) to the Amended and Restated Note Purchase Agreement dated as of January 18, 2024 (as heretofore amended, restated, amended and restated, modified or supplemented from time to time, the “Note Purchase Agreement”) is entered into by and among 5E Advanced Materials, Inc., a Delaware corporation with offices located at 9329 Mariposa Road, Suite 210, Hesperia, CA, 92344 (“Issuer”), Alter Domus (US) LLC (“Collateral Agent”), and the Purchasers signatory hereto.

WHEREAS, the parties hereto desire to amend the Note Purchase Agreement as set forth herein; and

WHEREAS, the undersigned Purchasers constitute the Required Purchasers.

NOW THEREFORE, to induce the undersigned Purchasers to enter into this Amendment in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Note Purchase Agreement as amended hereby, such terms and their respective definitions being incorporated herein by reference.

2.
Amendments.

2.1
Section 7.14 of the Note Purchase Agreement shall be amended and replaced in full as follows:

“7.14 Financial Covenant. From and after December 31, 2024, permit, at any time, Unrestricted Cash to be less than Seven Million Five Hundred Thousand Dollars ($7,500,000).”

3.
Effectiveness. This Amendment shall become effective upon the execution of this Amendment by the Issuer, the Collateral Agent, and the Required Purchasers. Except as otherwise expressly modified by this Amendment, the Note Purchase Agreement is and shall continue to be in full force and effect in accordance with its terms.

4.
Representations and Warranties. The Issuer hereby represents and warrants to Required Purchasers that, as of the date hereof:

4.1
Organization; Requisite Power and Authority; Qualification. The Issuer (a) is a duly organized or formed and validly existing corporation or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Change.

4.2
Representations and Warranties. All representations and warranties contained in the Note Purchase Agreement and in the other Note Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) with the same effect as though such representations and warranties had been made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) only as of such specified date).

4.3
No Event of Default. No Event of Default has occurred or is continuing or would result after giving effect to this Amendment.

4.4
Due Authorization. The execution, delivery and performance by the Issuer of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership (as applicable) action and, if required, shareholder, member and/or partner action, on the part of the Issuer.

4.5
Binding Obligation. This Amendment has been duly executed and delivered by the Issuer and is the legally valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

4.6
Liens.

(a)
The liens and security interests under the Note Documents are valid and subsisting and secure the Obligations.

(b) The Issuer for itself and on behalf of each Guarantor hereby ratifies and reaffirms the validity and enforceability of (i) the Liens and security interests granted by the Issuer and each Guarantor to the Collateral Agent for the benefit of the Purchasers to secure the Obligations pursuant to the Note Documents and (ii) the obligations of the Issuer and each Guarantor as Guarantor under the Note Purchase Agreement and the other Note Documents, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each such Note Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

5.
Miscellaneous.

5.1
Waivers and Amendments. Any provision of this Amendment may be amended, waived or modified only upon the written consent of the Issuer and the Required Purchasers.

5.2
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

5.3
Successors and Assigns. Subject to any restrictions on transfer described in this Amendment and the Note Purchase Agreement, the rights and obligations of the Issuer and the Purchasers under this Amendment and the Note Purchase Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

5.4
Entire Agreement. This Amendment together with the Note Purchase Agreement constitute and contain the entire agreement among the Issuer, the Collateral Agent and Purchasers and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

5.5
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

5.6
RELEASE BY THE ISSUER. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE ISSUER FOR ITSELF AND ON BEHALF OF EACH GUARANTOR HEREBY, FOR ITSELF AND ITS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT AND EACH PURCHASER AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE EFFECTIVENESS OF THIS AMENDMENT AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS AMENDMENT, THE NOTE PURCHASE AGREEMENT, ANY OTHER NOTE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE ISSUER, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 5.6 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

(Signature pages follow)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

ISSUER:

5E ADVANCED MATERIALS, INC.

By:	/s/ Paul Weibel
Name:	Paul Weibel
Title:	Chief Financial Officer

[Siganture Page to Amendment No. 1 to A&R NPA]

COLLATERAL AGENT:

ALTER DOMUS (US) LLC

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

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PURCHASER:

BEP SPECIAL SITUATIONS IV LLC

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Managing Director and Chief Financial Officer

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PURCHASER:

ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

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PURCHASER:

MERIDIAN INVESTMENTS CORPORATION

By:	/s/ Mulyadi Tjandra
Name:	Mulyadi Tjandra
Title:	Director

[Siganture Page to Amendment No. 1 to A&R NPA]